UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2023 (January 10, 2023)

SINO GREEN LAND CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 & 5, Jalan Hi Tech 7/7,

Kawasan Perindustrian Hi Tech 7,

43500 Semenyih, Selangor, Malaysia

(Address of principal executive offices (zip code))

+ 603 8727 8732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.50 par value	SGLA	OTC Markets – Pink Sheets

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 10, 2023, Sino Green Land Corp. (the “Company”) received a letter of resignation from its principal independent accountant, JP Centurion & Partners PLT (“JP Centurion”), terminating its engagement with the Company.

JP Centurion was engaged as the Company’s independent registered public accounting firm on or about June 9, 2021. JP Centurion never issued a report on the Company’s financial statements for the fiscal year ended December 31, 2022 – as a result, there was no adverse opinion or a disclaimer of opinion and there was no opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, from June 9, 2021, to January 10, 2023, there were no disagreements with JP Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to JP Centurion’s satisfaction, would have caused JP Centurion to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

From June 9, 2021, to January 10, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On January 10, 2023, the Company provided JP Centurion with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that JP Centurion furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. JP Centurion’s letter to the Commission is attached hereto as Exhibit 16.1.

On January 10, 2023, the Board of Directors of the Company approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm. During the Company’s most recent fiscal year through January 10, 2023, neither the Company nor anyone acting on the Company’s behalf consulted Weinberg with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K

Item 9.01 Financial Statements and Exhibits.

Number	Description
16.1	Letter from JP Centurion, dated January 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GREEN LAND CORP.

Date: January 12, 2023	By:	/s/ Wo Kuk Ching
Wo Kuk Ching
Director and CEO